CNA Financial Corporation
Supplemental Financial Information

December 31, 2014

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income.................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Statutory Data - Preliminary...............................................................................................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Segment Realignment

As a result of realigned management responsibilities, CNA revised its property and casualty segments in the fourth quarter of 2014 to Specialty, Commercial and International. Results of CNA Europe and Canada that were previously included in the Specialty and Commercial segments are now included in the International segment. There was no change to the Life & Group Non-Core and Corporate & Other Non-Core segments. Prior period segment disclosures have been conformed to the current year presentation. The new segment structure reflects the way management currently reviews results and makes business decisions.

i

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2014	2013	Change	2014	2013	Change
Revenues:
Net earned premiums	$1,785	$1,882	(5)%	$7,212	$7,271	(1)%
Net investment income	511	602	(15)	2,067	2,282	(9)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(60)	(25)		(77)	(74)
Portion of OTTI recognized in Other comprehensive income (loss)	—	(1)		—	(2)
Net OTTI losses recognized in earnings	(60)	(26)		(77)	(76)
Other net realized investment gains (losses)	48	36		134	96
Net realized investment gains (losses)	(12)	10		57	20
Other revenues	94	75		356	359
Total revenues	2,378	2,569	(7)	9,692	9,932	(2)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,350	1,547		5,591	5,806
Amortization of deferred acquisition costs	321	358		1,317	1,362
Other operating expenses	410	337		1,394	1,322
Interest	45	41		183	166
Total claims, benefits and expenses	2,126	2,283	7	8,485	8,656	2
Income (loss) before income tax	252	286	(12)	1,207	1,276	(5)
Income tax (expense) benefit	(54)	(73)		(319)	(361)
Income (loss) from continuing operations	198	213	(7)	888	915	(3)
Income (loss) from discontinued operations, net of tax	—	8		(197)	22
Net income (loss)	$198	$221	(10)%	$691	$937	(26)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2014	2013	2014	2013
Components of Income (Loss)
Net operating income (loss)	$205	$206	$849	$901
Net realized investment gains (losses)	(7)	7	39	14
Income (loss) from continuing operations	198	213	888	915
Income (loss) from discontinued operations	—	8	(197)	22
Net income (loss)	$198	$221	$691	$937

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.76	$0.76	$3.14	$3.33
Net realized investment gains (losses)	(0.03)	0.03	0.14	0.06
Income (loss) from continuing operations	0.73	0.79	3.28	3.39
Income (loss) from discontinued operations	—	0.03	(0.73)	0.08
Diluted earnings (loss) per share	$0.73	$0.82	$2.55	$3.47

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.0	269.7	269.9	269.7
Diluted	270.7	270.4	270.6	270.2

Return on Equity
Net income (loss) (1)	6.1%	7.1%	5.4%	7.5%
Net operating income (loss) (2)	6.7	6.8	6.9	7.6
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data(1)

(In millions, except per share data)	December 31, 2014	December 31, 2013
Total assets	$55,566	$57,194
Insurance reserves	36,380	38,394
Debt	2,559	2,560
Total liabilities	42,772	44,543
Accumulated other comprehensive income (loss) (2)	400	442
Total stockholders' equity	12,794	12,651

Book value per common share	$47.39	$46.91
Book value per common share excluding AOCI	$45.91	$45.26

Outstanding shares of common stock (in millions of shares)	270.0	269.7

Three months ended December 31	2014	2013
Net cash flows provided (used) by operating activities	$393	$283
Net cash flows provided (used) by investing activities	169	(209)
Net cash flows provided (used) by financing activities	(614)	(64)
Net cash flows provided (used) by operating, investing and financing activities	$(52)	$10

Twelve months ended December 31	2014	2013
Net cash flows provided (used) by operating activities	$1,440	$1,204
Net cash flows provided (used) by investing activities	(918)	(898)
Net cash flows provided (used) by financing activities	(519)	(264)
Net cash flows provided (used) by operating, investing and financing activities	$3	$42
(1) On August 1, 2014, CNA completed the sale of the common stock of Continental Assurance Company (CAC). CNA elected not to present the assets and liabilities as held for sale in the 2013 balance sheet data and included CAC cash flow data in the periods ended December 31, 2014 and 2013.
(2) At December 31, 2014 and 2013, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,288 million and $532 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$2,334	$2,301	1%		$9,558	$9,355	2%
Net written premiums	1,555	1,684	(8)		6,536	6,799	(4)
Net earned premiums	1,646	1,743	(6)		6,657	6,715	(1)
Net investment income	326	425			1,344	1,588
Other revenues	87	77			333	353
Total operating revenues	2,059	2,245	(8)		8,334	8,656	(4)
Insurance claims and policyholders' benefits	984	1,084			4,316	4,354
Amortization of deferred acquisition costs	315	351			1,289	1,334
Other insurance related expenses	214	219			900	888
Other expenses	77	76			313	281
Total claims, benefits and expenses	1,590	1,730	8		6,818	6,857	1
Operating income (loss) before income tax	469	515	(9)		1,516	1,799	(16)
Income tax (expense) benefit on operating income (loss)	(155)	(175)			(506)	(614)
Net operating income (loss)	$314	$340	(8)%		$1,010	$1,185	(15)%

Loss & LAE	59.6%	62.0%	2.4	pts	64.6%	64.6%	—	pts
Acquisition expense	17.6	18.2	0.6		19.0	19.2	0.2
Underwriting expense	14.4	14.6	0.2		13.9	13.9	—
Expense	32.0	32.8	0.8		32.9	33.1	0.2
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	91.8%	95.0%	3.2		97.7%	97.9%	0.2
Combined ratio excluding catastrophes and development	93.6%	94.3%	0.7	pts	95.9%	97.1%	1.2	pts

Pretax net accident year catastrophe losses incurred	$9	$23			$156	$169
Impact on loss & LAE ratio	0.6%	1.3%	0.7	pts	2.3%	2.6%	0.3	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(39)	$(20)			$(43)	$(130)
Impact on loss & LAE ratio	(2.4)%	(0.6)%	1.8	pts	(0.5)%	(1.8)%	(1.3)	pts

Rate	3%	5%	(2)	pts	3%	7%	(4)	pts
Retention	79%	78%	1	pts	78%	79%	(1)	pts
New Business	$192	$224	(14)%		$915	$1,081	(15)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$1,415	$1,319	7%		$5,608	$5,134	9%
Net written premiums	689	708	(3)		2,839	2,880	(1)
Net earned premiums	712	712	—		2,838	2,795	2
Net investment income	137	170			560	629
Other revenues	77	67			295	257
Total operating revenues	926	949	(2)		3,693	3,681	—
Insurance claims and policyholders' benefits	416	347			1,633	1,599
Amortization of deferred acquisition costs	150	149			592	585
Other insurance related expenses	65	66			262	250
Other expenses	63	67			254	237
Total claims, benefits and expenses	694	629	(10)		2,741	2,671	(3)
Operating income (loss) before income tax	232	320	(28)		952	1,010	(6)
Income tax (expense) benefit on operating income (loss)	(78)	(109)			(318)	(342)
Net operating income (loss)	$154	$211	(27)%		$634	$668	(5)%

Loss & LAE	58.1%	48.7%	(9.4)	pts	57.3%	57.0%	(0.3)	pts
Acquisition expense	19.5	19.5	—		19.7	19.6	(0.1)
Underwriting expense	10.7	10.7	—		10.4	10.3	(0.1)
Expense	30.2	30.2	—		30.1	29.9	(0.2)
Dividend	0.1	0.2	0.1		0.2	0.2	—
Combined ratio	88.4%	79.1%	(9.3)		87.6%	87.1%	(0.5)
Combined ratio excluding catastrophes and development	90.4%	89.3%	(1.1)	pts	92.0%	93.7%	1.7	pts

Pretax net accident year catastrophe losses incurred	$—	$2			$21	$22
Impact on loss & LAE ratio	—%	0.2%	0.2	pts	0.7%	0.7%	—	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(14)	$(74)			$(149)	$(210)
Impact on loss & LAE ratio	(2.0)%	(10.4)%	(8.4)	pts	(5.1)%	(7.3)%	(2.2)	pts

Rate	3%	5%	(2)	pts	3%	6%	(3)	pts
Retention	85%	85%	—	pts	86%	85%	1	pts
New Business	$70	$77	(9)%		$309	$342	(10)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$714	$751	(5)%		$2,959	$3,188	(7)%
Net written premiums	684	717	(5)		2,817	2,960	(5)
Net earned premiums	718	749	(4)		2,906	3,004	(3)
Net investment income	174	239			723	899
Other revenues	10	11			38	96
Total operating revenues	902	999	(10)		3,667	3,999	(8)
Insurance claims and policyholders' benefits	462	616			2,195	2,266
Amortization of deferred acquisition costs	122	130			493	526
Other insurance related expenses	111	108			487	498
Other expenses	6	8			31	32
Total claims, benefits and expenses	701	862	19		3,206	3,322	3
Operating income (loss) before income tax	201	137	47		461	677	(32)
Income tax (expense) benefit on operating income (loss)	(69)	(46)			(154)	(229)
Net operating income (loss)	$132	$91	45%		$307	$448	(31)%

Loss & LAE	64.2%	81.8%	17.6	pts	75.3%	75.2%	(0.1)	pts
Acquisition expense	15.0	14.6	(0.4)		17.0	17.5	0.5
Underwriting expense	17.3	17.4	0.1		16.7	16.5	(0.2)
Expense	32.3	32.0	(0.3)		33.7	34.0	0.3
Dividend	0.3	0.3	—		0.3	0.3	—
Combined ratio	96.8%	114.1%	17.3		109.3%	109.5%	0.2
Combined ratio excluding catastrophes and development	95.6%	97.8%	2.2	pts	98.6%	100.4%	1.8	pts

Pretax net accident year catastrophe losses incurred	$4	$19			$125	$133
Impact on loss & LAE ratio	0.6%	2.7%	2.1	pts	4.4%	4.4%	—	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$5	$102			$177	$138
Impact on loss & LAE ratio	0.6%	13.6%	13.0	pts	6.3%	4.7%	(1.6)	pts

Rate	4%	7%	(3)	pts	5%	9%	(4)	pts
Retention	77%	73%	4	pts	74%	74%	—	pts
New Business	$95	$120	(21)%		$491	$622	(21)%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$205	$231	(11)%		$991	$1,033	(4)%
Net written premiums	182	259	(30)		880	959	(8)
Net earned premiums	216	282	(23)		913	916	—
Net investment income	15	16			61	60
Other revenues	—	(1)			—	—
Total operating revenues	231	297	(22)		974	976	—
Insurance claims and policyholders' benefits	106	121			488	489
Amortization of deferred acquisition costs	43	72			204	223
Other insurance related expenses	38	45			151	140
Other expenses	8	1			28	12
Total claims, benefits and expenses	195	239	18		871	864	(1)
Operating income (loss) before income tax	36	58	(38)		103	112	(8)
Income tax (expense) benefit on operating income (loss)	(8)	(20)			(34)	(43)
Net operating income (loss)	$28	$38	(26)%		$69	$69	—%

Loss & LAE	49.2%	43.0%	(6.2)	pts	53.5%	53.4%	(0.1)	pts
Acquisition expense	19.8	24.6	4.8		22.9	23.6	0.7
Underwriting expense	17.9	16.8	(1.1)		16.0	16.1	0.1
Expense	37.7	41.4	3.7		38.9	39.7	0.8
Dividend	—	—	—		—	—	—
Combined ratio	86.9%	84.4%	(2.5)		92.4%	93.1%	0.7
Combined ratio excluding catastrophes and development	98.0%	96.7%	(1.3)	pts	99.2%	96.9%	(2.3)	pts

Pretax net accident year catastrophe losses incurred	$5	$2			$10	$14
Impact on loss & LAE ratio	2.2%	0.6%	(1.6)	pts	1.0%	1.5%	0.5	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(30)	$(48)			$(71)	$(58)
Impact on loss & LAE ratio	(13.3)%	(12.9)%	0.4	pts	(7.8)%	(5.3)%	2.5	pts

Rate	(1)%	—%	(1)	pts	(1)%	1%	(2)	pts
Retention	66%	80%	(14)	pts	74%	79%	(5)	pts
New Business	27	27	—%		115	117	(2)%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Life & Group Non-Core - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2014	2013	Change		2014	2013	Change
Net earned premiums	$139	$140	(1)%		$556	$559	(1)%
Net investment income	179	170	5		700	662	6
Other revenues	6	(5)			16	(4)
Total operating revenues	324	305	6		1,272	1,217	5
Insurance claims and policyholders' benefits	375	278			1,304	1,261
Amortization of deferred acquisition costs	6	7			28	28
Other insurance related expenses	34	33			130	130
Other expenses	(4)	6			30	13
Total claims, benefits and expenses	411	324	(27)		1,492	1,432	(4)
Operating income (loss) before income tax	(87)	(19)	N/M		(220)	(215)	(2)
Income tax (expense) benefit on operating income (loss)	53	25			151	141
Net operating income (loss)	$(34)	$6	N/M	%	$(69)	$(74)	7%

Corporate & Other Non-Core - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2014	2013	Change	2014	2013	Change
Net earned premiums	$—	$(1)		$(1)	$(3)
Net investment income	6	7		23	32
Other revenues	1	3		7	10
Total operating revenues	7	9	(22)%	29	39	(26)%
Insurance claims and policyholders' benefits	(9)	185		(29)	191
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	(4)		(1)	(5)
Other expenses	134	48		205	181
Total claims, benefits and expenses	125	229	45	175	367	52
Operating income (loss) before income tax	(118)	(220)	46	(146)	(328)	55
Income tax (expense) benefit on operating income (loss)	43	80		54	118
Net operating income (loss)	$(75)	$(140)	46%	$(92)	$(210)	56%

Investment Summary - Consolidated

	December 31, 2014		September 30, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,889	$1,660	$19,154	$1,664	$20,898	$1,510
States, municipalities and political subdivisions:
Tax-exempt	9,802	988	9,587	835	8,432	41
Taxable	2,938	467	2,882	407	3,125	235
Total states, municipalities and political subdivisions	12,740	1,455	12,469	1,242	11,557	276
Asset-backed:
RMBS	5,233	205	5,146	174	4,971	31
CMBS	2,144	88	2,158	79	2,063	68
Other ABS	1,235	1	1,230	8	955	10
Total asset-backed	8,612	294	8,534	261	7,989	109
U.S. Treasury and obligations of government-sponsored enterprises	31	5	30	5	144	5
Foreign government	454	16	471	15	543	12
Redeemable preferred stock	42	3	42	3	102	10
Total fixed maturity securities	40,768	3,433	40,700	3,190	41,233	1,922
Equities	222	12	211	14	185	6
Limited partnership investments	2,937	—	2,931	—	2,720	—
Other invested assets	41	—	44	—	54	—
Mortgage loans	588	—	556	—	508	—
Short term investments	1,706	(1)	1,878	—	1,407	(1)
Total investments	$46,262	$3,444	$46,320	$3,204	$46,107	$1,927

Net receivable/(payable) on investment activity	$(58)		$(31)		$135

Effective portfolio duration (in years)	6.3		6.5		6.9
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	December 31, 2014		September 30, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,444	$542	$13,738	$582	$13,590	$509
States, municipalities and political subdivisions:
Tax-exempt	2,561	127	2,574	123	3,176	36
Taxable	1,454	169	1,484	158	1,570	89
Total states, municipalities and political subdivisions	4,015	296	4,058	281	4,746	125
Asset-backed:
RMBS	5,101	196	5,080	168	4,641	22
CMBS	1,985	78	2,006	70	1,793	54
Other ABS	1,144	2	1,137	8	853	9
Total asset-backed	8,230	276	8,223	246	7,287	85
U.S. Treasury and obligations of government-sponsored enterprises	7	(1)	7	(1)	121	(1)
Foreign government	449	15	466	14	538	11
Redeemable preferred stock	13	2	13	1	5	—
Total fixed maturity securities	26,158	1,130	26,505	1,123	26,287	729
Equities	87	9	87	11	61	9
Limited partnership investments	2,937	—	2,931	—	2,720	—
Other invested assets	41	—	44	—	54	—
Mortgage loans	531	—	510	—	489	—
Short term investments	1,586	(1)	1,805	—	1,339	(1)
Total investments	$31,340	$1,138	$31,882	$1,134	$30,950	$737

Net receivable/(payable) on investment activity	$4		$(24)		$140

Effective portfolio duration (in years)	4.0		4.1		4.4
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	December 31, 2014		September 30, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,445	$1,118	$5,416	$1,082	$7,308	$1,001
States, municipalities and political subdivisions:
Tax-exempt	7,241	861	7,013	712	5,256	5
Taxable	1,484	298	1,398	249	1,555	146
Total states, municipalities and political subdivisions	8,725	1,159	8,411	961	6,811	151
Asset-backed:
RMBS	132	9	66	6	330	9
CMBS	159	10	152	9	270	14
Other ABS	91	(1)	93	—	102	1
Total asset-backed	382	18	311	15	702	24
U.S. Treasury and obligations of government-sponsored enterprises	24	6	23	6	23	6
Foreign government	5	1	5	1	5	1
Redeemable preferred stock	29	1	29	2	97	10
Total fixed maturity securities	14,610	2,303	14,195	2,067	14,946	1,193
Equities	135	3	124	3	124	(3)
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	57	—	46	—	19	—
Short term investments	120	—	73	—	68	—
Total investments	$14,922	$2,306	$14,438	$2,070	$15,157	$1,190

Net receivable/(payable) on investment activity	$(62)		$(7)		$(5)

Effective portfolio duration (in years)	10.5		11.1		11.3
Weighted average rating of fixed maturity securities	A+		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2014	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$223	$9	$1,125	$83	$5,621	$665	$10,194	$863	$1,726	$40	$18,889	$1,660
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,108	116	5,275	571	3,199	293	183	6	37	2	9,802	988
Taxable	—	—	397	50	2,113	331	428	86	—	—	—	—	2,938	467
Total states, municipalities and political subdivisions	—	—	1,505	166	7,388	902	3,627	379	183	6	37	2	12,740	1,455
Asset-backed:
RMBS	3,776	138	159	1	80	—	153	—	89	2	976	64	5,233	205
CMBS	75	1	540	18	478	25	407	18	462	16	182	10	2,144	88
Other ABS	—	—	298	3	169	1	621	(3)	147	—	—	—	1,235	1
Total asset-backed	3,851	139	997	22	727	26	1,181	15	698	18	1,158	74	8,612	294
U.S. Treasury and obligations of government-sponsored enterprises	31	5	—	—	—	—	—	—	—	—	—	—	31	5
Foreign government	—	—	125	6	164	5	165	5	—	—	—	—	454	16
Redeemable preferred stock	—	—	—	—	—	—	—	—	18	2	24	1	42	3
Total fixed maturity securities	$3,882	$144	$2,850	$203	$9,404	$1,016	$10,594	$1,064	$11,093	$889	$2,945	$117	$40,768	$3,433

Percentage of total fixed maturity securities	10%		7%		23%		26%		27%		7%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$345	$361	$1,399	$1,510
Tax-exempt fixed maturities	102	94	404	317
Total fixed maturity securities	447	455	1,803	1,827
Limited partnership investments	64	148	263	451
Other, net of investment expense	—	(1)	1	4
Pretax net investment income	$511	$602	$2,067	$2,282

After-tax fixed maturity securities	$322	$324	$1,298	$1,282
After-tax net investment income	$365	$419	$1,473	$1,578

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.8%	4.9%	4.8%	5.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.4%	3.5%	3.5%	3.5%

	Property & Casualty and Corporate & Other Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$244	$253	$992	$1,065
Tax-exempt fixed maturities	23	32	107	99
Total fixed maturity securities	267	285	1,099	1,164
Limited partnership investments	64	148	263	450
Other, net of investment expense	1	(1)	5	6
Pretax net investment income	$332	$432	$1,367	$1,620

After-tax fixed maturity securities	$181	$195	$751	$786
After-tax net investment income	$224	$290	$926	$1,083

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.2%	4.5%	4.3%	4.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	2.8%	3.1%	3.0%	3.1%

	Life & Group Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$101	$108	$407	$445
Tax-exempt fixed maturities	79	62	297	218
Total fixed maturity securities	180	170	704	663
Limited partnership investments	—	—	—	1
Other, net of investment expense	(1)	—	(4)	(2)
Pretax net investment income	$179	$170	$700	$662

After-tax fixed maturity securities	$141	$129	$547	$496
After-tax net investment income	$141	$129	$547	$495

Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.9%	6.0%	5.9%	6.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.6%	4.6%	4.5%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2014 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,245	$9,604	$1,548	$17,397	$3,113	$2,965	$23,475
Ceded	586	598	214	1,398	364	2,637	4,399
Net	5,659	9,006	1,334	15,999	2,749	328	19,076

Net incurred claim & claim adjustment expenses	414	462	106	982	257	(5)	1,234
Net claim & claim adjustment expense payments	(418)	(615)	(136)	(1,169)	(173)	(8)	(1,350)
Foreign currency translation adjustment and other	—	—	(43)	(43)	10	—	(33)

Claim & claim adjustment expense reserves, end of period
Net	5,655	8,853	1,261	15,769	2,843	315	18,927
Ceded	574	661	180	1,415	340	2,589	4,344
Gross	$6,229	$9,514	$1,441	$17,184	$3,183	$2,904	$23,271

Twelve months ended December 31, 2014 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,058	$10,091	$1,575	$17,724	$3,058	$3,307	$24,089
Ceded	476	980	241	1,697	435	2,840	4,972
Net	5,582	9,111	1,334	16,027	2,623	467	19,117

Net incurred claim & claim adjustment expenses	1,627	2,189	502	4,318	852	(2)	5,168
Net claim & claim adjustment expense payments	(1,554)	(2,447)	(471)	(4,472)	(678)	(150)	(5,300)
Foreign currency translation adjustment and other	—	—	(104)	(104)	46	—	(58)

Claim & claim adjustment expense reserves, end of period
Net	5,655	8,853	1,261	15,769	2,843	315	18,927
Ceded	574	661	180	1,415	340	2,589	4,344
Gross	$6,229	$9,514	$1,441	$17,184	$3,183	$2,904	$23,271

Life & Group Non-Core Policyholder Reserves

December 31, 2014
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,064	$7,782	$9,846
Structured settlement annuities	606	—	606
Other	28	1	29
Total	2,698	7,783	10,481
Shadow adjustments (1)	145	1,522	1,667
Ceded reserves	340	185	525
Total gross reserves	$3,183	$9,490	$12,673

December 31, 2013
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
Long term care	$1,889	$7,329	$—	$—	$9,218
Annuities, including structured settlements	613	1,990	—	—	2,603
Institutional markets	1	9	57	181	248
Other	37	4	—	—	41
Total	2,540	9,332	57	181	12,110
Shadow adjustments (1)	83	406	—	—	489
Ceded reserves	435	733	35	—	1,203
Total gross reserves	$3,058	$10,471	$92	$181	$13,802
(1) To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $314 million and $342 million related to Deferred acquisition costs at December 31, 2014 and 2013.

Statutory Data - Preliminary

Periods Ended December 31	Three Months			Twelve Months
Income Statements	(Preliminary) 2014		Change	(Preliminary) 2014		Change
(In millions)		2013			2013
Combined Continental Casualty Companies
Gross written premiums	$2,219	$2,175	2%	$8,914	$8,732	2%
Net written premiums	1,464	1,534	(5)	6,007	6,247	(4)

Net earned premiums	1,393	1,482	(6)	5,598	5,692	(2)
Claim and claim adjustment expenses	1,136	1,541		4,767	5,196
Acquisition expenses	240	234		1,027	1,059
Underwriting expenses	211	229		827	854
Policyholders' dividends	3	3		8	9
Underwriting income (loss)	(197)	(525)	62	(1,031)	(1,426)	28
Net investment income	482	614		2,015	1,943
Other income (loss)	(72)	549		—	637
Income tax (expense) benefit	(47)	(85)		(102)	(118)
Net realized gains (losses)	(72)	(27)		32	(123)
Net income (loss)	$94	$526	(82)%	$914	$913	—%

Financial Ratios
Loss and LAE	81.6%	104.0%		85.2%	91.3%
Acquisition expense	16.4	15.3		17.1	17.0
Underwriting expense	14.4	14.9		13.8	13.7
Expense	30.8	30.2		30.9	30.7
Dividend	0.2	0.2		0.1	0.2
Combined ratio	112.6%	134.4%		116.2%	122.2%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) December 31, 2014	December 31, 2013
(In billions)
Statutory surplus	$11.2	$11.1

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K to the Condensed Consolidated Financial Statements within the September 30, 2014 Form 10-Q for further discussion of this measure.

•
In the evaluation of the results of Specialty, Commercial and International, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful